SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                          Date of Report:  June 1, 1999


                             PENN OCTANE CORPORATION
             (Exact name of registrant as specified in its charter)


          Delaware                  000-24394                  52-1790357
          (State  of               (Commission               (IRS  Employer
          Incorporation)           File Number)             Identification No.)


          900  Veterans  Boulevard,  Suite  240
          Redwood  City,  California                                    94063
          (Address of principal executive offices)                    (Zip Code)

                                 (650) 368-1501
              (Registrant's telephone number, including area code)

Item  5.  Other  Events

     On May 25, 1999, the Registrant and the Registrants wholly owned subsidiary (herein collectively referred as "Registrant"), completed the sale of assets related to the CNG business to a company ("Buyer") controlled by a director and officer of the Registrant. Under the terms of the sale, the Buyer purchased approximately $1,200,000 of the CNG assets from the Registrant, consisting of equipment, inventory, and intangible assets (the "Assets"). The Buyer did not purchase any cash, accounts receivable, and did not assume any pre-existing liabilities of the Registrants CNG business. The selling price of the Assets were based on the book values of the Assets as of the date of closing, which approximates the fair market value of the Assets sold as of the date of closing.

     In connection with the sale, the Registrant received promissory notes totaling $1,200,000 from the Buyer (the "Notes"), which will be paid over sixty months or earlier, under certain conditions. Proceeds received in connection with the sale will be used to satisfy remaining obligations related to the Registrants CNG business and for working capital. In connection with the Notes, the Buyer has pledged all of the Assets as additional collateral, as well as proceeds to be received from future sales of the Assets or from the leasing of the Assets. Under the terms of the Notes, the Buyer paid $50,000 at closing and the officer and director was required to pledge as additional collateral all stock held in the Buyer and 200,000 warrants to purchase 200,000 shares of common stock of the Registrant.

     As a result of the sale, the Registrant has effectively disposed of its CNG segment and has discontinued operations of that segment. In accordance with APB 30, the results of operations related to the CNG segment will be recorded as a discontinued operation in Registrants Form 10-Q for the quarterly period ended April 30, 1999. As a result of the sale, the Registrant does not expect to record any material gains or losses.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PENN  OCTANE  CORPORATION


Date:  June  1,  1999
                                   By:   /s/  Ian  T.  Bothwell
                                      -------------------------
                                         Name:   Ian  T.  Bothwell
                                         Title:  Vice  President,  Treasurer,
                                                 Assistant Secretary, and Chief
                                                 Financial  Officer  and
                                                 Principal  Accounting  Officer

                                  EXHIBIT INDEX


Exhibit  No.          Description                              Page  No.
------------          -----------                              ---------

1.     Asset  Acquisition  Agreement                                5-21
2.     Stock  Pledge  and  Security  Agreement                     22-31
3.     Bill  Of  Sale  #1                                          32-33
4.     Bill  Of  Sale  #2                                          34-35
5.     Secured  Promissory  Note  "$300,000"                       36-41
6.     Secured  Promissory  Note  "$900,000"                       42-48

                           ASSET ACQUISITION AGREEMENT
                           ---------------------------


     THIS ASSET ACQUISITION AGREEMENT (hereinafter referred to as the "Agreement") is effective the 15th day of April, 1999 by and between PENN OCTANE CORPORATION, INC., a California corporation (hereinafter referred to as "POC"), PENN WILSON CNG, INC. a California corporation (hereinafter referred to as "CNG"), on the one hand, and B&A ECO-HOLDINGS, INC., a Delaware corporation (hereinafter referred to as "B&A" or "Buyer") and IAN T. BOTHWELL (hereinafter referred to as "Bothwell"), on the other hand. CNG and POC are sometimes jointly referred to herein as "Sellers".

                                    RECITALS
                                    --------


     A. POC and CNG desire to sell and B&A desires to purchase those certain assets of the business of POC and CNG as set forth in this Agreement, on the terms and conditions provided herein. The purchase will consist of selling said assets to B&A in exchange for two promissory notes, a stock pledge and security agreement, a personal guaranty and other collateral.

     B. The assets subject to the sale are currently owned by POC and CNG, as more specifically designated below. The total purchase price of $1.2 million dollars shall be apportioned between POC and CNG, with 60.204% to POC and 39.796 % belonging to CNG.

     C. After several years as an officer of POC and CNG, Bothwell, the principal of B&A, has personal knowledge and experience related to the industry and the assets in particular which are being sold.

     D. POC and CNG have knowledge and experience related to the industry and have determined that the sale of certain POC and CNG assets is in the best interests of POC and CNG.

     NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants, representations, and warranties contained in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                    AGREEMENT
                                    ---------


                           SECTION 1.  SALE OF ASSETS
                                       --------------

     1.1  Agreement  To  Sell.  Upon  the  terms  and  subject  to  all  of  the
          -------------------
conditions contained herein, Seller hereby agrees to sell, assign, transfer, and deliver to B&A on the Closing Date (as defined in Section 4 herein), and B&A
                                                      ---------
hereby agrees to purchase and accept from Sellers on the Closing Date, the Acquired Assets (as defined in Section 1.2 herein). POC and CNG shall each
                                    -----------
deliver to B&A at the Closing Date appropriate bills of sale, assignments, or other documents of conveyance necessary to effectuate or perfect the transfer of title to the Acquired Assets to B&A on and as of the Closing Date, and in form and substance reasonably satisfactory to B&A and B&A's counsel.

     1.2  Description  of  Acquired Assets.  For purposes of this Agreement, the
          --------------------------------
term "Acquired Assets" shall mean only those business, tangible and intangible, assets and rights of the Sellers set forth below, existing on and as of the Closing Date with the fair market value described in the attached Exhibit A:
                                                                      ---------

          1.2.1Equipment.   Three   compressor   skid   packages   and   related
               ----------
               accessories.


          1.2.2Inventory.  All of the  inventory  and  supplies  as set forth in
               ----------
               Exhibit B. The  parties  recognize  that this  exhibit is a close
               ----------
               approximation of the assets being transferred but may be subject to some variance as of the Closing Date.

          1.2.3Property,  Plant and  Equipment.  All of the property,  plant and
               --------------------------------
               equipment  as set forth in the  attached  Exhibit C. The  parties
                                                         ---------
               recognize that this exhibit is a close approximation of the assets being transferred but may be subject to some variance as of the Closing Date.

          1.2.4CNG  Technology.  All of the  rights,  title and  interest in CNG
               ----------------
               technology (the "CNG Technology"), including but not limited to designs, plans, inventions and related documentation currently created, held or owned by CNG, whether registered or registerable under the laws of copyright, patent or other intellectual property rights.

          1.2.5Contracts  Related to the  Mexican  Project.  Any and all rights,
               --------------------------------------------
               claims or interest held by CNG or POC to the Inaine contract currently in effect relating to the Mexican CNG project planned in Mexico City, Mexico (the "Mexican Project").


           SECTION 2.  LIABILITIES ASSUMED AND LIABILITIES NOT ASSUMED
                       -----------------------------------------------

     2.1  Liabilities  Assumed.  Upon  the  terms  and  subject  to  all  of the
          --------------------
conditions contained herein, Buyer hereby agrees to assume and satisfy or perform when due the Assumed Liabilities (as defined in Section 2.2 hereof).
                                                            -----------

     2.2  Description  of  Assumed  Liabilities. For purposes of this Agreement,
          -------------------------------------
the term "Assumed Liabilities" shall mean only those liabilities, obligations, and commitments of POC and/or CNG set forth below, existing on and as of the Closing Date:

          2.2.1Business  Obligations.  No  CNG  business  obligations  shall  be
               ----------------------
               assumed by Buyer with the exception of any current or ongoing outstanding obligations relating to the Mexican Project and the CNG Technology being transferred to B&A which have not been disclosed, directly or indirectly, in the financial statements of POC and/or CNG prior to the Closing Date and which either Buyer or Bothwell had actual knowledge of or could have had actual knowledge of upon making reasonably investigation and inquiry prior to the Closing Date.

     2.3  Excluded  Liabilities.  B&A  does  not  and  will  not  assume  or  be
          ---------------------
obligated to satisfy or perform any liabilities other than the Assumed Liabilities. All liabilities not listed under Assumed Liabilities, whether or not disclosed by Seller to Buyer before the Closing Date, are collectively referred to as the "Excluded Liabilities."

                   SECTION 3.  PURCHASE PRICE AND OTHER ISSUES
                               -------------------------------

     3.1     Purchase  Price.  In  return  for  the sale of assets by Sellers to
             ---------------
B&A,  B&A  shall pay $1.2million dollars to POC in the form described in Section
                                                                         -------
3.2 below. POC will be responsible for delivering CNG's allocation of the purchase price made on the promissory notes described herein, which shall be apportioned 60.204% to POC and 39.796% to CNG.

     3.2     Promissory  Note.  B&A  shall  execute two promissory notes, one in
             ----------------
the amount of $300,000 and another in the amount of $900,000. Bothwell will also be a signatory to the $300,000 note. A copy of each is attached as
Exhibits  D  and  E,  respectively,  and  incorporated  by  reference.
-----------       -

     3.3     Security  Agreement.  In  addition,  until  both  notes are paid in
             -------------------
full, B&A and Bothwell hereby agree to provide a security agreement for POC and CNG, to be secured by a UCC-1 financing statement on the assets being purchased, those warrants held by Bothwell to purchase 200,000 shares of common stock in POC, and Bothwell's pledge of all of his personal shares in B&A. Bothwell also agrees to be jointly and severally liable with B&A on the $300,000 promissory note. POC and CNG also agree to subordinate their UCC-1 financing statement on the assets being purchased once the $300,000 Note has been fully satisfied subject to the terms and conditions set forth in the Stock Pledge and Security Agreement. A copy of the security agreement is attached as Exhibit F and all
                                                               ---------
its  terms  and  conditions  are  incorporated  herein  by  reference.

     3.4     Sales  and  Use Taxes, Real and Personal Property Taxes.  All sales
             -------------------------------------------------------
and use taxes imposed by California or any other state or taxing authority as a result of the sale of the Acquired Assets hereunder shall be paid by B&A at the Closing Date to the proper taxing authorities.


                      SECTION 4.  CLOSING AND CLOSING DATE
                                  ------------------------

     The closing of the transactions contemplated by this Agreement (hereinafter referred to as the "Closing") shall take place at Santa Fe Springs, California on such date and time and/or other location as shall be determined by the parties, subject to the conditions precedent to Closing as set forth under Sections 8, 9 and 10 of this Agreement (hereinafter referred to as the "Closing
---------------------
Date").


               SECTION 5.  SELLER'S REPRESENTATIONS AND WARRANTIES
                           ---------------------------------------

     POC  and  CNG,  as Sellers, hereby represent and warrant to B&A as follows:

     5.1  Authority.  Both  POC  and  CNG have full power and authority to enter
          ---------
into and execute this Agreement and to carry out the transactions contemplated hereby, and no further action is required on the parts of POC and CNG to make this Agreement binding upon each of them. At the Closing, this Agreement shall be a valid and binding agreement of POC and CNG, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, or similar laws affecting creditors' rights generally or by the scope of equitable remedies which may be available.

     5.2  Title  To  Acquired  Assets.  As  of the Closing Date, B&A will obtain
          ---------------------------
good title to the tangible Acquired Assets upon delivery of bill(s) of sale and the consummation of the transactions contemplated by this Agreement.

     5.3  Consents  To  POC's  and  CNG's Assignments.  To the best of POC's and
          -------------------------------------------
CNG's knowledge, no consent, approval, or other action of any third party is required to be obtained by either party in connection with the transactions contemplated by this Agreement.

     5.4  No  Options.  No  options  to  acquire  the  Acquired Assets have been
          -----------
previously granted by Sellers to any other person or entity not a party to this Agreement.

     5.5  Material  Misstatements  or  Omissions.  To  the  best  of  Sellers'
          --------------------------------------
knowledge, no representation or warranty by Sellers contained in this Agreement or any of the attached Exhibits to this Agreement, and no document or certificate furnished or to be furnished to B&A in connection herewith or with the transactions contemplated by this Agreement, taken as a whole, contains an untrue statement of a material fact or omits to state a material fact necessary to make the statement of fact contained herein or therein not misleading.

     5.6 Equipment.  All Equipment is, and will be on the Closing Date, owned by
         ---------
Sellers,  and  will  be  eligible  for  transfer  to  B&A.


         SECTION 6.  REPRESENTATIONS AND WARRANTIES OF BUYER & BOTHWELL
                     --------------------------------------------------

     B&A, as Buyer, and Bothwell hereby represents and warrants to Sellers as follows:

     6.1  Authority.  This  Agreement  has  been  adopted,  its  execution  and
          ---------
delivery to Sellers and the performance thereof have been duly authorized by the Board of Directors of Buyer, and no further action is necessary on the part of Buyer to make this Agreement valid and binding upon it. At the Closing, this Agreement shall be a valid and binding agreement of Buyer and Bothwell, enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by the scope of equitable remedies which may be available.

     6.2  Organization and Good Standing.  Buyer is and at the Closing Date will
          ------------------------------
be a corporation, duly organized, validly existing, and in good standing under the laws of the State of Delaware.

     6.3  No  Violation  by  Buyer.  To  the  best  of  Buyer's  and  Bothwell's
          ------------------------
knowledge, neither the execution or delivery of this Agreement, nor compliance with the terms and provisions hereof by Buyer will breach any statute or regulation of any governmental authority regulating or affecting Buyer's business or the Acquired Assets in any way which could materially and adversely affect said business or assets. To the best of Buyer's and Bothwell's knowledge, the consummation of the transactions contemplated by this Agreement will not conflict with, or result in a breach of, or default (or an event which, with or without due notice or lapse of time, or both, would constitute a default) under the terms, conditions, or provisions of any agreement to which Buyer or Bothwell is a party or by which it and/or he may be bound, or any judgment, order, injunction, decree, law, regulation, or rule of any court, agency, or other governmental authority, or any debt, obligation, lease, commitment, license, permit, contract, or other agreement to which Buyer or Bothwell is a party or by which it and/or he may be bound, or result in the creation or imposition of any security interest, lien, or encumbrance upon the property or assets of Buyer and Bothwell, including the Acquired Assets.

     6.4.  Consents  To  Buyer's  Assignments.  To  the  best  of  Buyer's  and
           ----------------------------------
Bothwell's knowledge, no consent, approval, or other action of any third party is required to be obtained by Buyer or Bothwell in connection with the transactions contemplated by this Agreement.

     6.5   Disclosure by Buyer.  Buyer and Bothwell hereby represent and warrant
           -------------------
to POC and CNG that as of the Closing Date, Buyer has made full and complete disclosure relating to any and all material corporate opportunities, favorable to POC and/or CNG arising or existing within one hundred twenty (120) days prior to the Closing Date of which Buyer and/or Bothwell has knowledge concerning the Mexican Project, and the CNG business of POC and CNG by a written and separate disclosure document contained in Exhibit G.
                                     ----------

     6.6  Ownership.  As  of  the  Closing  Date,  Bothwell  will  be  the  sole
          ---------
shareholder of Buyer and there will exist no other agreements or options to sell shares of the Buyer to any third party except those which are described below:

     Hank Schwartz and Equity Investors, whose cumulative shares shall not exceed forty-nine (49%) percent of the total outstanding shares of B&A.


                          SECTION 7.  MUTUAL COVENANTS
                                      ----------------

     Cooperation  and  Other  Actions.  Each  of  the  parties to this Agreement
     --------------------------------
agrees to cooperate and execute and deliver such further instruments or documents as the other party may reasonably require in order to carry out the terms of this Agreement and consummate the transactions contemplated herein.


                 SECTION 8.  SELLER'S OBLIGATIONS AFTER CLOSING
                             ----------------------------------

     8.1  Promise  To Indemnify.  POC and CNG hereby agree to indemnify, defend,
          ---------------------
and hold B&A free and harmless from and against any and all damages, losses, liabilities, claims, demands, recoveries, deficiencies, costs, or expenses, including without limitation, reasonable attorneys fees and costs (hereinafter collectively referred to as a "Claim") resulting from, arising out of, suffered or incurred in connection with a breach of any representation or warranty made by POC an/or CNG or any breach of any covenant or agreement to be performed or complied with by POC and/or CNG under this Agreement, and for POC or CNG's failure to make full and accurate disclosure in this Agreement or in any of the attached documents to this Agreement. For purposes of this Agreement, the term "Claim Notice" shall mean a written notice which sets forth the amount of the Claim and specifies in reasonable detail the circumstances and computation of the Claim, accompanied by such documentation (if any is then reasonably available to Buyer) as is reasonably required to substantiate the Claim. Nothing contained herein shall be construed to require indemnification by POC or CNG with regard to any and all third party claims against B&A or Bothwell relating to the business of POC and CNG prior to the Closing Date, it being agreed that the Sellers will have no responsibility to Buyer and/or Bothwell for any such claims. The procedure for any indemnification claims are set forth in
Section  11  of  this  Agreement.
-----------

     8.2     Board  of Directors Approval.  Subject to its approval of all final
             ----------------------------
documentation, POC agrees to hold a Board of Directors meeting to approve this Agreement and all related transactions hereto.

     8.3     Assistance  with  Claims.  POC  and  CNG also warrant and represent
             ------------------------
that they will not voluntarily provide assistance to any third party pursuing any claims against B&A and/or Bothwell relating to the business of POC and/or CNG.

     8.4     Continued  Cooperation.  POC and CNG agree to cooperate and execute
             ----------------------
and deliver such further instruments or documents as the B&A may reasonably require in order to carry out the terms of this Agreement and consummate the transactions contemplated herein.


          SECTION 9.  BUYER'S AND BOTHWELL'S OBLIGATIONS AFTER CLOSING
                      ------------------------------------------------

     9.1  Buyer's Promise To Indemnify.  B&A hereby agrees to indemnify, defend,
          ----------------------------
and hold POC and CNG free and harmless from and against any and all damages, losses, liabilities, claims, demands, recoveries, deficiencies, Assumed Liabilities, if any, costs, or expenses, including without limitation, reasonable attorneys fees and costs (hereinafter collectively referred to as a "Claim") resulting from, arising out of, suffered or incurred in connection with a breach of any representation or warranty made by B&A, any breach of any covenant or agreement to be performed or complied with by B&A under this Agreement, or any Claim relating to any equipment, lease, or other asset sold or transferred by POC or CNG to B&A herein which resulted from actions taken by B&A subsequent to the Closing Date. B&A further agrees to indemnify POC and CNG for any and all claims arising from B&A and/or Bothwell's actions after the Closing Date. Notwithstanding the above provision, in no event shall B&A and/or Bothwell indemnify POC and/or CNG for third parties claims relating to pre-closing liabilities of POC or CNG unless i) B&A and/or Bothwell had actual knowledge of said liabilities and failed to disclosure such liabilities to POC and/or CNG, or ii) B&A and/or Bothwell are in breach of any warranties or representations contained herein. For purposes of this Agreement, the term "Claim Notice" shall mean a written notice which sets forth the amount of the Claim and specifies in reasonable detail the circumstances and computation of the Claim, accompanied by such documentation (if any is then reasonably available to Seller) as is reasonably required to substantiate the Claim. The procedure for indemnification is as set forth in Section 10 of this Agreement.
                                                   ----------

     9.2     Corporate  Position.  After  the  Closing  Date, Bothwell agrees to
             -------------------
assist and continue his employment with POC for a period of not less than ninety
(90) days from the Closing Date, and thereafter any notice of resignation shall take effect no sooner than ninety (90) days from the date of such notice. POC and Bothwell agree that Bothwell shall resign from his management positions at POC when it is mutually agreed and determined that he is no longer able to fulfill his officer responsibilities with POC. Prior to his departure from employment with POC, Bothwell agrees that he shall notify and fully inform POC of any and all corporate activities and transactions completed or in which Bothwell participated during his term of employment.

     9.3     Post  Closing  Obligations of Buyer And Bothwell.  B&A and Bothwell
             ------------------------------------------------
hereby agree to take no voluntary action or provide any voluntary assistance to any creditors of POC or CNG in pursing claims against either POC or CNG or any debts or other liabilities existing or arising prior to the Closing Date. B&A and Bothwell agree that a breach of this provision shall constitute a material breach of this Agreement and the Stock Pledge and Security Agreement.

     9.4      Assistance  with  Claims.  Bothwell  and  B&A hereby agree to make
              ------------------------
available Mike Jadeski and Rick Remington, as long as each is an employee of B&A or its successor, assign or subsidiary, to provide reasonable assistance to POC and/or CNG, upon request to CNG and/or POC, relating to the Amwest litigation
                                                               ------
and any claims made by A.E. Schmidt with respect to the New York Department of Transportation College Point CNG project, as well as any third party vendor claims, or any other disputes that may arise related to CNG's or POC's business prior to the Closing Date, provided, however, that Mike Jadeski and Rick Remington shall be paid for all time spent assisting POC and/or CNG, including travel costs, at a rate which is at a minimum equal to their hourly rate earned at B&A at the time of assistance. Bothwell will also provide similar assistance to POC and CNG without charge, except for reimbursement of reasonable out of pocket expenses, regardless of Bothwell's continued employment by B&A. Unless the parties otherwise agree, such assistance shall not exceed an aggregate of five (5) days per month for Jadeski and Remington each, and three (3) days for Bothwell following Bothwell's departure from employment with POC and/or CNG. The parties acknowledge that Bothwell's future assistance without charge to POC and/or CNG pursuant to this provision is a material term of this Agreement, and any failure by Bothwell to provide said assistance shall constitute a material breach of this Agreement.

     9.5     Continued  Cooperation.  B&A  agrees  to  cooperate and execute and
             ----------------------
deliver such further instruments or documents as the Sellers may reasonably require in order to carry out the terms of this Agreement and consummate the transactions contemplated herein.


                   SECTION 10.  PROCEDURE FOR INDEMNIFICATION
                                -----------------------------

     In the event there is asserted any Claim, liability, obligation that in the judgment of the party entitled to indemnification under this Agreement (hereinafter referred to as the "Indemnified Party") may give rise to any indemnified losses, or if the Indemnified Party determines the existence of the foregoing, whether or not the same shall have been asserted, such Indemnified Party shall give the party from whom indemnity is sought (hereinafter referred to as the "Indemnitor") written notice within thirty (30) business days of the assertion of any Claim, liability, or obligation, or within thirty (30) business days of receipt of notice of the filing of any lawsuit based upon such assertion, or, with respect to a Claim not yet asserted against the Indemnified Party, promptly upon the determination of an executive officer of the Indemnified Party of the existence of the same, and shall give Indemnitor a reasonable opportunity of assuming the defense of such Claim, liability, or obligation, using counsel reasonably acceptable to the Indemnified Party; provided, however, that the Indemnified Party shall have the right to participate in such defense, except that if the Indemnified Party retains separate counsel, other than in the event of a conflict of interest requiring the retention of separate counsel, the Indemnified Party shall assume the expense of the separate counsel. Failure by the Indemnified Party to give timely notice pursuant to this Section shall not relieve the Indemnitor of its obligations, except to the extent that the Indemnitor is actually prejudiced by such failure to give timely notice. No settlement or adjustment shall be made without the Indemnified Party's prior written consent, which consent shall not be unreasonably withheld. If Indemnitor fails to contest in good faith any such Claim, liability, or obligation, the Indemnified Party shall have the right to defend, settle, or pay the same and pursue its remedies for indemnities against Indemnitor hereunder. The Indemnified Party shall cooperate with Indemnitor in any such defense which Indemnitor elects to assume in the event that Indemnitor makes such request to the Indemnified Party and such request is reasonable, provided the Indemnitor will hold the Indemnified Party free and harmless from and against any and all of its reasonable out-of-pocket expenses, including attorneys' fees, incurred in connection with the Indemnified Party's cooperation. In the event of a disagreement among the parties as to whether any Claim, liability, or obligation may give rise to any indemnified loss hereunder, the Indemnified Party shall have the right to defend, settle, or pay the same, or to pursue its remedies against Indemnitor hereunder; provided, however, that Indemnitor shall have the right to participate in such defense, and no settlement or adjustment shall be made without Indemnitor's prior written consent, which consent shall not be unreasonably withheld.


                         SECTION 11.  GENERAL PROVISIONS
                                      ------------------

     11.1     Notices.  All  notices,  requests, demands or other communications
              -------
required or permitted under this Note shall be in writing and shall be deemed to have duly given or made on the date of service if served personally on the party to whom notice is to be given, on the date of transmission if sent by facsimile, telex, telecopier or telegraph, or on the fifth (5th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed as follows:

If  to  POC  and/or  CNG:     Penn  Octane  Corporation,  Inc.
                              c/o  Jerome  Richter
                              900  Veterans  Blvd., Suite 240
                              Redwood City, California  94063

With  a  copy  to:            Kevin  W.  Finck
                              Attorney  at  Law
                              Two  Embarcadero  Center,  Suite  1670
                              San  Francisco,  California  94111

If  to  B&A:                  B&A  Eco-Holdings,  Inc.
                              12631  Imperial  Highway
                              Suite  120A
                              Santa  Fe  Springs,  California  90670

With  a  copy  to:            Robert  Stemler
                              Keesal,  Young  &  Logan
                              400  Oceangate,  P.O.  Box  1730
                              Long  Beach,  California  90801-1730

     11.2     Invalidity.  Should  any term of this Agreement or the application
              ----------
thereof to any person or circumstances be held to be invalid or unenforceable by a court of competent jurisdiction, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each such remaining term and provision shall be valid and enforced to the fullest extent permitted by law.

     11.3     No  Waiver.  No  waiver of any breach of any covenant or provision
              ----------
contained herein shall be deemed a waiver of any preceding or succeeding breach thereof or of any other covenant or provision. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

     11.4     Modifications.  This  Agreement,  and  the  obligations  contained
              -------------
herein, may not be amended, altered, or modified except in writing signed by the parties hereto.

     11.5     Incorporation  By  Reference.  This  Agreement  and  any Schedules
              ----------------------------
attached hereto are incorporated by reference and made a part hereof, such that this Agreement and said Schedule(s) together shall constitute the entire agreement between the parties hereto. No other agreements, representations, or warranties other than those specifically set forth herein shall be binding upon the parties unless set forth in writing and signed by the parties hereto.

     11.6     Successors.  This  Agreement shall be binding upon and shall inure
              ----------
to  the  benefit  of  permitted  successors  and  assigns of the parties hereto.

     11.7     Attorneys'  Fees.  In  the  event  of  the bringing of any action,
              ----------------
proceeding, arbitration or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements, or provisions arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses of that action or suit, or at trial, arbitration or on appeal, and in collection of judgment, including reasonable attorneys' fees, accounting, and other professional fees resulting therefrom.

     11.8     Authority.  The  undersigned  signatories,  on behalf of Buyer and
              ---------
Seller, each warrants his or her authority to enter into and execute this Agreement on behalf of the party for whom he or she is signing.

     11.9     No  Assignment.  This  Agreement shall not be assignable by either
              --------------
party hereto absent the prior written consent of the other party. Buyer hereby consents to the dissolution of Seller and the succession of Seller's
Shareholders  to  the  rights  and  obligations  of Seller under this Agreement.

     11.10     Construction.  This  Agreement has been entered into in the State
               ------------
of California and shall be governed by, interpreted under, and construed and enforced in accordance with the laws of that State. All parties acknowledge that they have had substantial input in the drafting of the final Agreement. Consequently, the parties acknowledge that the statutory inferences referred to in California Civil Code section 1654 shall have no effect in the event of dispute upon interpretation.

     11.11     Counterparts.  This  Agreement  may  be  executed  in one or more
               ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement is effective on the date and year first above written.

"POC"

PENN  OCTANE  CORPORATION,  INC.,
a  Delaware  corporation

                                              _______________________________
                                              IAN T. BOTHWELL


By:________________________________
      Jerome  Richter,  President


By:________________________________
      Jorge  Bracamontes
      Executive  Vice  President/Secretary


"CNG"

PENN  WILSON  CNG,  INC.
a  California  corporation


By:_________________________________
      Jerome  Richter,  President


By:_________________________________
       Jorge  Bracamontes,  Vice  President


"B&A"

B&A  ECO-HOLDINGS,  INC.
a  Delaware  corporation


By:________________________________
      Ian  T.  Bothwell
     Chief  Executive  Officer



By:________________________________
Print  Name:_________________________
Title:  ______________________________
"Bothwell"

                                           EXHIBIT A
                                           ---------

ACQUIRED ASSETS                                                        AGREED TO VALUE   SELLER
---------------------------------------------------------------------  ----------------  ------
1.  3 compressor skid packages                                         $        712,444  POC

2.  Inventory owned by CNG                                             $        109,077  CNG

3.  Property, plant and equipment of CNG, including                    $        168,479  CNG
     skid related accessories
4.  Rights, title and interest in CNG technology, including designs,   $        200,000  CNG
     (Created and/or owned by CNG)
5.  Inaine contract (Mexican Project)                                  $         10,000  POC

TOTAL AGREED TO VALUE                                                  $      1,200,000

                                    EXHIBIT B
                                    ---------

                             INVENTORY AND SUPPLIES

                                    EXHIBIT C
                                    ---------

                           PROPERTY, PLANT & EQUIPMENT

                                    EXHIBIT D
                                    ---------

                            $300,000 PROMISSORY NOTE

                                    EXHIBIT E
                                    ---------

                            $900,000 PROMISSORY NOTE

                                    EXHIBIT F
                                    ---------

                               SECURITY AGREEMENT

                                    EXHIBIT G
                                    ---------

                             CORPORATE OPPORTUNITIES

                       STOCK PLEDGE AND SECURITY AGREEMENT
                       -----------------------------------

     THIS STOCK PLEDGE AND SECURITY AGREEMENT is made and entered into effective the 15th day of April, 1999 by and between PENN OCTANE CORPORATION, INC., a Delaware corporation ("POC")and PENN WILSON CNG, a Delaware corporation ("CNG") on the one hand (POC & CNG are sometimes collectively referred to as "Secured Party") and B&A ECO-HOLDINGS, INC., a Delaware corporation ("Debtor") and IAN T. BOTHWELL, President of Debtor ("Bothwell") with reference to the following facts and circumstances:

     WHEREAS, Secured Party has received a $300,000 Secured Promissory Note of even date herewith (the "$300,000 Note") pursuant to which Secured Party has agreed to sell to Debtor certain assets contained within two Bills of Sale of even date herewith. A copy of the $300,000 Note is attached hereto as Exhibit A
                                                                       ---------
and  incorporated  herein  by  reference;

     WHEREAS, Secured Party has received an additional $900,000 Secured Promissory Note of even date herewith (the "$900,000 Note") pursuant to which Secured Party has agreed to sell to Debtor certain assets contained within two Bills of Sale of even date herewith. A copy of the $900,000 Note is attached hereto as Exhibit B and incorporated herein by reference. Both the $300,000
            ----------
Note  and  the $900,000 Note are collectively referred to herein as the "Notes";

     AND WHEREAS, as security for Debtor's repayment of the Notes, IAN T. Bothwell, President of Debtor and a signatory to this Agreement, has agreed to pledge to Secured Party those warrants owned by Bothwell to purchase approximately 200,000 shares of common stock in POC (the "Bothwell Warrants");

     AND WHEREAS, as additional security for Debtor's repayment of the Notes, Debtor has agreed to grant to Secured Party a security interest in three (3) specified items of equipment of Debtor pursuant to two UCC-1 financing statements of even date herewith issued by Debtor in favor of Secured Party (the "UCC-1s"), copies of which are attached hereto as Exhibit C and incorporated
                                                      ---------
herein by reference. Subject to the conditions stated herein, Secured Party has agreed to subordinate its UCC-1 interest in the $900,000 Note as more fully described in Section 1-B below;
               ------------

     AND WHEREAS, as additional security for Debtor's repayment of the Notes, Bothwell hereby agrees to pledge the stock of Debtor owned by Bothwell, his agents, assigns, heirs or relatives, both now and in the future ("the Bothwell Stock");

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties and other good and valuable consideration, the parties agrees as follows:

     1.   Obligations Secured.  As security for the payment of all principal and
          -------------------
accrued interest due from time to time under the terms of the $300,000 Note and the $900,000 Note (sometimes jointly referred to herein as the "Obligations"), Secured Party is hereby granted the following collateral (collectively, the "Collateral") from Bothwell and Debtor:

     A. The Bothwell  Warrants.  A security interest in warrants currently owned
        -----------------------
     by Bothwell to purchase approximately 200,000 shares of POC stock.

     B. The UCC-1s.  A security  interest from the Debtor in all assets sold and
        -----------
     purchased as referenced in the Asset Acquisition Agreement and Bills of Sale executed between the parties hereto as specifically set forth on Exhibit C on the two UCC-1 financing statements attached hereto and
     ----------
     incorporated herein by reference (collectively, the "Pledged Assets"), and, if applicable, a security interest in any notes or leases resulting from the sale or lease of the Pledged Assets. Secured Party agrees that Debtor shall be permitted to sell or lease the Pledged Assets at fair market value at any time while this Agreement is in effect without first obtaining Secured Party's consent; provided, however, that any proceeds realized from the sale shall be promptly forwarded to Secured Party up to the amount of the total obligation, less any payments previously made to Secured Party, and any proceeds from a lease may stay with Debtor, for only so long as Debtor is not in default of any terms of the Asset Acquisition Agreement, Stock Pledge and Security Agreement or the Notes. Secured Party agrees that once the $300,000 Note is paid in full pursuant to its terms, the Secured Party will release its UCC-1 interests in the $300,000 Note and subordinate its UCC-1 interests in the $900,000 Note to any and all Senior Debt, whether then existing or created in the future. "Senior Debt", as used herein, means:

          (i) All indebtedness, whether secured or unsecured, of Debtor for money borrowed by Debtor from any bank, insurance company, pension or profit-sharing funds, finance company, third party individual or any other financial institution, which is utilized by the Debtor as working capital, which shall include among other things, CNG related equipment purchases and/or leases and research and development regarding control chip and related technology; or

          (ii) All rental obligations of Debtor as lessee under a finance-type lease of property.

     C. The Bothwell Stock. A security interest in all shares of common stock of
        -------------------
     Debtor currently owned by Bothwell or acquired in the future, except those which have been reserved for third parties as more fully described in
     Section 6.6 of the Asset Acquisition Agreement.
     -----------

     2.   Warranties  of  Debtor  and  Bothwell.  Debtor and Bothwell represent,
          -------------------------------------
warrant,  and  agree  that:

     A. Bothwell is the sole owner of the Bothwell Stock, Bothwell has full right, title, and interest in and to the Bothwell Stock, and the Bothwell Stock is and shall continue to be free and clear of all further liens, encumbrances, and adverse claims until the Obligations are satisfied in their entirety.

     B. As represented in the Bills of Sale, Debtor is the sole owner of the certain Pledged Assets specified therein, Debtor has full right, title, and interest in and to the Pledged Assets, and the Pledged Assets are and shall continue to be free and clear of all further liens, encumbrances, and adverse claims until the Obligations are satisfied in their entirety.

     C. Debtor and Bothwell each have full power and authority to enter into and perform this Agreement, and all requisite corporate action, if applicable, has been taken approving same.

     D. Debtor and Bothwell shall, at Debtor's and Bothwell's own cost and expense, appear in and defend any and all actions and proceedings affecting title to the Collateral or affecting Secured Party's interest therein pledged pursuant to the Obligations, and Debtor and Bothwell shall give Secured Party written notice of all such actions.

     E. Debtor and Bothwell hereby warrant and represent that Debtor may issue additional shares of stock of Debtor, provided that Secured Party's security interest will remain at no less than 51% ownership of all outstanding shares of stock and unexercised options of Debtor. Debtor and Bothwell further warrant and represent that any issuances of B&A shares conducted in the future shall be for adequate consideration.

     F. Debtor and Bothwell hereby warrant and represent that it and he shall take any and all reasonable and necessary actions in the management and operations of B&A and any other related conduct to protect Secured Party's security interest in B&A and its shares, as well as any other Collateral provided hereunder, and shall make all good faith efforts to maintain B&A's fair market value and the good condition of all other Collateral during the term of this Agreement. In addition, Debtor and Bothwell hereby warrant and represent that it and/or he shall use its or his best efforts to provide for reasonable and sufficient insurance coverage on the Collateral. In the event that Debtor or Bothwell is unable to obtain said coverage, Secured Party shall have the right to locate a policy with adequate insurance coverage for which Debtor and/or Bothwell shall pay. To the extent that reasonable and sufficient insurance coverage cannot be obtained, the parties shall agree to the insurance policy with highest coverage discovered upon reasonable investigation by the parties. Debtor and Bothwell agree that POC and CNG shall be named insured on any and all insurance coverage agreements relating to the Collateral.

     3.   Delivery  of  Collateral. Contemporaneously with the execution of this
          ------------------------
Agreement, the following items are hereby delivered to Secured Party evidencing the Collateral and Secured Party's security interest thereto, and by executing this Agreement Secured Party acknowledges receipt of said items: the Bothwell Stock and the Bothwell Warrants, either represented by the stock certificates or warrant agreements themselves or by an executed assignment, and the UCC-1 financing statements.

     4.   Exercise of Bothwell Warrants.  Secured Party agrees that in the event
          -----------------------------
Bothwell desires to exercise the Bothwell Warrants and/or sell or exchange the Bothwell Warrants (or the resulting stock subsequently exercised) in connection with any transaction involving the stock of POC, then Bothwell shall have the right to take such action, however, any resulting securities, proceeds and /or other assets issued in connection with such action (the "Assets") shall be treated as the collateral as if it were the Bothwell Warrants. If the Bothwell Warrants (or the resulting stock subsequently exercised) were held by the Secured Party prior to the modification or other transaction, then upon receipt of the Assets, Bothwell shall promptly deliver the Assets to the Secured Party. Upon the request of Bothwell, Secured Party shall execute and deliver all documents and instruments reasonably necessary to effectuate such transaction.

     5.   Modification  to  Bothwell  Stock.  Secured  Party  agrees that in the
          ---------------------------------
event Debtor modifies its capital structure, whereby the Bothwell Stock is to be exchanged, replaced and/or re-issued, then Secured Party shall allow Bothwell to deliver the Bothwell Stock for such exchange, replacement and/or re-issue; however, any resulting security which is issued in place of the Bothwell Stock shall be treated as the collateral as if it were the Bothwell Stock. If the Bothwell Stock was held by the secured Party prior to the modification, then upon receipt of the modified securities, Bothwell shall promptly deliver the modified securities to Secured party. Upon the request of Bothwell, Secured Party shall execute and deliver all documents and instruments necessary to effectuate such transaction.

     6.  Voting  Rights;  Distributions.  Except  in  the  event of a default by
         ------------------------------
Debtor and/or Bothwell, Bothwell shall at all times retain the right to vote any securities, including any securities which result from exercise or exchange, which are pledged to Secured Party, including the Bothwell Stock and the POC Stock. Similarly, except in the event of a default by Debtor and/or Bothwell, Bothwell shall be entitled to receive any and all cash distributions, including dividends which are made to holders of the Bothwell and/or POC Stock, provided that Secured Party shall be entitled to all voting rights and be entitled to receive all distributions in the event of a default by Debtor and/or Bothwell of their obligations under the terms of this Agreement only to the full extent of the outstanding obligation amount due to Secured Party.

     7.  Sale  of Collateral.  Debtor and Bothwell shall be entitled to sell any
         -------------------
of the collateral pledged herein, in any transaction which will satisfy all outstanding Obligations to Secured Party in cash or if payment is made in any other manner, in part or whole, with prior written acceptance by Secured Party except as otherwise set forth in this Agreement. Secured Party agrees to execute and deliver all documents and instruments reasonably necessary to effectuate such transaction within a reasonable time period.

     8.   Event  of  Default.  At  the option of Secured Party, the Obligations-
          ------------------
shall all become immediately due and payable in full upon the happening of any one or more of the following events:

     A. Any payment due under either Note is not paid within ten (10) days of Debtor's receipt from Secured Party of notice of default, pursuant to the notice provisions set forth in Section 11 hereof;
                                    ----------

     B. Any  performance  required  under this Agreement is not cured within ten
     (10) days of Debtor's or Bothwell's receipt from Secured Party of notice of default pursuant to the notice provisions set forth in Section 11 hereof;
                                                            ----------

     C.  Debtor  or  Bothwell  makes a general  assignment  for the  benefit  of
     creditors,   otherwise  becomes  insolvent   (however  such  insolvency  is
     evidenced or stops actively engaging in business);

     D. Any petition for relief under the U. S. Bankruptcy Code or similar state insolvency or debt moratorium statute is filed by or against Debtor or Bothwell and is not dismissed within thirty (30) days after filing;

     E. Any governmental authority, court, or court appointed receiver or officer takes possession and control of all or a substantial portion of the assets and affairs of Debtor and such possession and control is not relinquished within ten (10) days;

     F. If Debtor or Bothwell fails within a reasonable  time, not to exceed ten
     (10) days unless otherwise agreed by the parties, to replace or otherwise restore Collateral with additional or substitute collateral acceptable to Secured Party, in its reasonable discretion, in the event of any loss. However, Debtor or Bothwell will be given a reasonable period of time, not to exceed thirty (30) days, to replace, or otherwise restore Collateral if the deficiency in Collateral is due to acts of God or third party criminal or negligent activity;

     G. If Debtor or Bothwell assigns or encumbers, or agrees to assign or encumber, any of the Collateral, or any interest of any kind therein, to any person or entity in any manner or transaction whatsoever; or

     H. If Debtor or Bothwell, without the prior written approval of Secured Party, issues or transfers, or agrees to issue or trans-fer, any share of stock of Secured Party.

     9.   Rights  in  the Event of Default. In the event of a default by Debtor,
          --------------------------------
Secured Party shall have the rights and remedies provided in the California Uniform Commercial Code, and, in addition thereto and without waiving any of the same, Secured Party shall have the following remedies, at his option, upon notice to Debtor:

     A. Proceed in the foreclosure and sale of the Collateral in any manner permitted by law; or

     B. Sell, assign, or otherwise transfer all or any part of the Collateral upon twenty (20) days' written notice to Debtor in order to satisfy any of the Obliga-tions. At such sale, Secured Party and Debtor and Bothwell shall be free to purchase all or any part of the Collateral. In the event the proceeds from such sale are insufficient to cover the Obligations plus expenses of sale, Debtor shall remain liable to Secured Party for any deficiency.

     Upon an event of default, Secured Party shall have the right to enforce any one or more of the remedies set forth above, successively or concurrently, and such action shall not estop Secured Party from any further remedy which he may have hereunder or by law, nor shall such action be deemed a waiver of any such further remedy. Upon the event of default, Debtor shall have the right to cure any default condition within the time periods set forth in Section 8.
                                                                     ----------

     10.   Release of Collateral. Upon the satisfaction of both Obligations, the
           ---------------------
Bothwell Stock, the Bothwell Warrants and the Pledged Assets shall be released by Secured Party. Upon request of Debtor, Secured Party shall execute and deliver all documents and instruments reasonably necessary to effectuate said release.

     11.   Notices.  All  notices,  requests,  demands  or  other communications
           --------
required or permitted under this Note shall be in writing and shall be deemed to have duly given or made on the date of service if served personally on the party to whom notice is to be given, on the date of transmission if sent by facsimile, telex, telecopier or telegraph, or on the fifth (5th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed as follows:

     To  Debtor:               B&A  ECO-HOLDINGS,  INC.
     Attn:  Ian  Bothwell
     12631  Imperial  Highway,  Suite  120A
     Santa  Fe  Springs,  California  90670

     With  a  copy  to:          Robert  Stemler
     Keesal,  Young  &  Logan
     400  Oceangate,  P.O.  Box  1730
     Long  Beach,  California  90801-1730

     To  Secured  Party:          PENN  OCTANE  CORPORATION,  INC.
     Attn:  Jerome  Richter
     900  Veterans  Blvd.,  Suite  240
     Redwood  City,  California  94063

     With  a  copy  to:          Kevin  W.  Finck
               Attorney  at  Law
     Two  Embarcadero  Ctr.,  Ste.  1670
     San  Francisco,  California  94111

or  to  such other addresses as shall be furnished in writing from time to time.

     12.     Amendments  and  Waivers.  This  Agreement  may  not be amended, or
             ------------------------
compliance with any provision hereof waived, except by a written agreement duly executed by the parties.

     13.     Attorneys'  Fees.  In  the  event  of  the  bringing of any action,
             ----------------
proceeding, arbitration or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements, or provisions arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses of that action or suit, or at trial, arbitration or on appeal, and in collection of judgment, including reasonable attorneys' fees, accounting, and other professional fees resulting therefrom.

     14.     Severability.  If any section or provision of this Agreement or the
             ------------
application of such section or provision is held invalid, the remainder of this Agreement shall not be affected thereby.

     15.     Governing  Law.  This Agreement and the legal relations between the
             --------------
parties shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Pledge and Security Agreement to be executed and delivered as of the date first above set forth.


"Secured  Party"                             "Debtor"

PENN  OCTANE  CORPORATION,  INC.,            B&A  ECO-HOLDINGS,  INC.
a  Delaware  corporation                     a  Delaware  corporation

By:________________________________          By:________________________________
      Jerome  Richter                             Ian  T.  Bothwell
      President                                   Chief  Executive  Officer

By:________________________________
      Jorge  Bracamontes
      Executive  Vice  President/Secretary
                                             By:________________________________
                                             Print  Name:_______________________
                                             Title:  ___________________________

                                             "Bothwell"



                                             _______________________________
                                             IAN  T.  BOTHWELL

                                    EXHIBIT A
                                    ---------

                            $300,000 PROMISSORY NOTE

                                    EXHIBIT B
                                    ---------

                            $900,000 PROMISSORY NOTE

                                    EXHIBIT C
                                    ---------

                           UCC-1 FINANCING STATEMENTS

                                  BILL OF SALE


     For good and valuable consideration, PENN WILSON CNG, INC., a Delaware corporation, Seller, hereby transfers to B&A ECO-HOLDINGS, INC., a Delaware corporation, Buyer, the following assets:

     (a) Inventory, property, plants, furniture, fixtures, and equipment located at 12631 Imperial Highway, Suite 120-A, Santa Fe Springs, CA 90670, All-Cal, 15609 Valley Blvd., Fontana, CA 92335, and/or Coast Machinery Movers, 2431 Chico Ave., South El Monte, CA 91733;

     (b) All rights, title and interest in CNG technology, including designs (created and/or owned by CNG); and

     (c) All rights, title and interest in the Inaine contract related to the Mexican Project.

     Seller hereby warrants and represents that the Equipment is sold "as is" without any warranties, express or implied, as to its condition.

     Buyer hereby indemnifies Seller from the date of closing forward for any and all claims, actions, disputes, proceedings and other legal or administrative action relating to any actions committed by Buyer subsequent to the date of closing related to the items sold hereunder.

     IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed and delivered to Buyer at Los Angeles, California effective the 15th day of April 1999.

PENN  WILSON  CNG,  INC.,                     B&A  ECO-HOLDINGS,  INC.
a  Delaware  corporation                      a  Delaware  corporation


By:__________________________________   By:_____________________________________
   Jerome Richter, President               Ian T. Bothwell,
                                           Chief Executive Officer

                                        By:_____________________________________
By:__________________________________   Print  Name:  __________________________
   Ian  T.  Bothwell,  Vice  President  Title:__________________________________

                                ACKNOWLEDGEMENTS

STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________

                                  BILL OF SALE


     For good and valuable consideration, PENN OCTANE CORPORATION, INC., a Delaware corporation, Seller, hereby transfers to B&A ECO-HOLDINGS, INC., a Delaware corporation, Buyer, the following assets:

     1.     Three (3) compressor skid packages and related miscellaneous assets.
     2.     The  rights  to  the  Inaine  contract

     Seller hereby warrants and represents that the skids and related miscellaneous assets are sold "as is" without any warranties, express or implied, as to its condition. Seller acknowledges that Buyer is not acquiring or assuming any obligations and/or liabilities of the Seller with regard to the items herein sold.

     Buyer hereby indemnifies Seller from the date of closing forward for any and all claims, actions, disputes, proceedings and other legal or administrative action relating to any actions committed by Buyer subsequent to the date of closing related to the items sold hereunder.

     IN WITNESS WHEREOF, Sellers have caused this Bill of Sale to be executed and delivered to Buyer at Los Angeles, California effective the 15th day of April 1999.



PENN  OCTANE  CORPORATION,  INC.,            B&A  ECO-HOLDINGS,  INC.
a  Delaware  corporation                     a  Delaware  corporation

By:________________________________          By:________________________________
      Jerome  Richter                             Ian  T.  Bothwell
      President                                   Chief  Executive  Officer

By:________________________________
      Jorge  Bracamontes
      Executive  Vice  President/Secretary
                                             By:________________________________
                                             Print  Name:_______________________
                                             Title:  ___________________________

                                ACKNOWLEDGEMENTS

STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________



STATE  OF  CALIFORNIA          )
County  of  _________________  )

     On  ____________,  1999,  before  me,  ________________________, personally appeared  ____________________ ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, that by his signature on the instrument he, or the entity upon behalf of which the he acted, executed the instrument.

WITNESS  MY  HAND  AND  OFFICIAL  SEAL.

_____________________________

                             SECURED PROMISSORY NOTE

$300,000.00                                            Los  Angeles,  California
                                                     Effective  April  15,  1999


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, B&A Eco-Holdings, Inc., a Delaware corporation and Ian T. Bothwell, an individual (hereinafter collectively referred to as "Maker") jointly and severally, promise to pay to Penn Octane Corporation, Inc., a Delaware corporation (hereinafter referred to as "POC" or "Payee") on order, or demand, in lawful money of the United States of America, the principal sum of THREE HUNDRED THOUSAND DOLLARS AND NO CENTS ($300,000.00), with interest on the unpaid principal balance from the date this Note is executed by Maker (hereinafter referred to as the "Execution Date") until paid in full at the annual compounded rate of TEN PERCENT (10%); provided, however, that if the rate of interest so required hereunder exceeds the maximum rate permitted by law, the rate of interest required shall be automatically reduced to the maximum permitted by applicable law.

     1.     Payment  Schedule.  Principal  and all accrued interest shall be due
            -----------------
and  payable  as  follows:

          (a) $50,000 due on execution of this Note;

          (b) $10,000 due beginning on the second monthly anniversary of the Execution Date and for four consecutive months thereafter until a total of $50,000 has been paid;

          (c) the remaining principal and interest due in twenty four (24) equal monthly installments of $9,678.96, commencing during the seventh month anniversary from the Execution Date with all payments due at the end of each month.

     POC shall have sole responsibility to collect and remit to Penn Wilson CNG, Inc. (hereinafter referred to as "CNG") all moneys due to CNG, if any, in accordance with CNG's percentage ownership of the assets sold pursuant to this Note.

     In the event that Maker fails to make a designated payment, Payee agrees to provide written notice to Maker of such default and Maker shall have ten (10) days from the date of receipt of notice, as defined in Section 13, to make any and all required payments due and owing to Payee pursuant to the payment schedule set forth above. If payment becomes delinquent more than ten (10) days, a late penalty shall be due in the amount of six percent (6%) of the installment payment due. Should any payment due under this Note not be paid on a timely basis, including late charges, said unpaid amount will thereafter bear interest Bank of America prime plus 3%, adjusted annually, from the date of delinquency forward.

     2.     Security;  Cross-Default.  This  Note is secured by (1) that certain
            ------------------------
Stock Pledge and Security Agreement (hereinafter referred to as the "Security Agreement") which includes as collateral a pledge by Ian Bothwell, President of Maker (hereinafter referred to as "Bothwell") of warrants to purchase shares of common stock of POC, (2) a separate pledge by Bothwell of all his personal shares of stock in Maker held by Bothwell now and in the future, and (3) a UCC-1 financing statement on all the Acquired Assets of the B&A Eco-Holdings, Inc. as set forth in that certain Asset Acquisition Agreement and Bill of Sale between Maker and Payee (hereinafter referred to collectively as the "Collateral"). The UCC-1 is attached hereto as Exhibit A and incorporated herein by this reference.
                            ---------
Maker acknowledges and agrees that a default under the Asset Acquisition Agreement and/or the Security Agreement shall also constitute a default under this Note.

     3.  Prepayment.  Maker may prepay this Note in whole or in part at any time
         ----------
without penalty. In the event that Maker pays Payee a cumulative amount of $250,000 by the close of business, P.S.T., thirty (30) days from the Execution Date, the Note will be deemed to have been paid in full, and Maker shall have no further obligation for payments hereunder.

     4.  Default and Acceleration.  The occurrence of any of the following shall
         ------------------------
be deemed to be an event of default (hereinafter referred to as an "Event of Default") hereunder:

          (a) Any demand for payment not paid within ten (10) days of written notice of demand by Payee pursuant to the notice provisions set forth in section 13;

          (b) Maker makes a general assignment for the benefit of creditors or otherwise becomes insolvent (however such insolvency is evidenced);

          (c) Any petition for relief under the U.S. Bankruptcy Code or similar state insolvency or debt moratorium statute is filed by or against Maker and is not dismissed within thirty (30) days after filing;

          (d) Any performance required under the Asset Acquisition Agreement and/or the Security Agreement which is not cured within ten (10) days of Payee's notice of default to Maker as set forth in the notice provisions in section 13.

          (e) Any governmental authority, court, or court appointed receiver or officer takes possession and control of all or a substantial portion of the assets and business affairs of Maker, and such possession is not relinquished within ten (10) days; and

          (f) Any prolonged work stoppage, shutdown or cessation of B&A's normal and regular business operations.

          If any Event of Default shall occur for any reason whatsoever, this Note shall, at the election of Payee, become due and payable in full without need for notice, demand, or other action by Payee, and Payee may exercise all rights and remedies provided to creditors under California law.

          In the event that Maker receives net proceeds from any debt and/or equity financing transaction greater than $500,000, Maker shall make immediate additional payments to Payee at a rate of $25,000 for each $100,000 of net proceeds received in excess of $500,000 from such financing until all unpaid principal and interest owing under this Note has been paid.

     5.  Financial  Statements.  Maker  will  be  required to provide Payee with
         ---------------------
annual financial statements in accordance with U.S. GAAP within ninety (90) days of Maker's year end close. Such statements shall include among other information, annual net income and cumulative net income to date.

     6.  Right of First Refusal.  In the event that Payee enters an agreement to
         ----------------------
sell, assign or transfer this Note for value, Payee shall grant Maker the right of first refusal to purchase this Note from Payee under the same terms and conditions as agreed to by the third party purchaser of the Note. Maker shall notify Payee in writing within ten (10) business days of its intent to exercise this right.

     7. Amendments and Waivers.  No failure on the part of Payee to exercise any
        ----------------------
right or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right or remedy preclude further exercise thereof or the exercise of any other right or remedy hereunder. This Note may not be amended, or compliance with any provision hereof waived, except by a written agreement duly executed by Payee (or any successor or assign) and Maker.

     8.  Waiver  of  Presentment, Notice of Dishonor, and Protest.  Presentment,
         --------------------------------------------------------
notice of dishonor, and protest are waived by all makers, sureties, guarantors, and creditors of this Note.

     9.  Cumulative  Rights.  The  remedies of Payee as provided hereunder shall
         ------------------
be cumulative and concurrent and may be pursued successively or concurrently against Maker. The failure of Payee to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     10.  Attorneys'  Fees.  In  the  event  of  the  bringing  of  any  action,
          ----------------
proceeding, arbitration or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements, or provisions arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses of that action or suit, or at trial, arbitration or on appeal, and in collection of judgment, including reasonable attorneys' fees, accounting, and other professional fees resulting therefrom.

     11.  Severability.  If  any  provision  of  this  Note,  or the application
          ------------
thereof, is held invalid, the remainder of this Note and the application of such provision to persons or circumstances other than those to which its application is held invalid shall not be affected thereby.

     12.  Governing  Law.  This  Note  and the legal relations between Maker and
          --------------
Payee shall be governed by and construed in accordance with the laws of the State of California.

     13.  Notices.  All  notices,  requests,  demands  or  other  communications
          --------
required or permitted under this Note shall be in writing and shall be deemed to have duly given or made on the date of service if served personally on the party to whom notice is to be given, on the date of transmission if sent by facsimile, telex, telecopier or telegraph, or on the fifth (5th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed as follows:

If  to  POC:     Penn  Octane  Corporation,  Inc.
                 c/o  Jerome  Richter
                 900  Veterans  Blvd.,  Suite  240
                 Redwood  City,  California  94063

With  copy  to:  Kevin  W.  Finck
                 Attorney  at  Law
                 Two  Embarcadero  Center,  Suite  1670
                 San  Francisco,  California  94111

If  to  B&A:     B&A  Eco-Holdings,  Inc.
                 12631  Imperial  Highway
                 Suite  120A
                 Santa  Fe  Springs,  California  90670

With  copy  to:  Robert  Stemler
                 Keesal,  Young  &  Logan
                 400  Oceangate,  P.O.  Box  1730
                 Long  Beach,  California  90801-1730

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note effective as of the date first written above.

Execution  Date:  May  ___,  1999

"Maker"

B&A  Eco-Holdings,  Inc.,               Ian  T.  Bothwell
A  Delaware  corporation


By:  _________________________          ___________________________
     Ian  T.  Bothwell                  Ian  T.  Bothwell
     Chief  Executive  Officer


By:     _________________________
Print  Name:  __________________
Title:________________________

                                    EXHIBIT A
                                    ---------

                                      UCC-1

                             SECURED PROMISSORY NOTE


$900,000.00                                            Los  Angeles,  California
                                                     Effective  April  15,  1999


     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and adequacy of which is hereby acknowledged, B&A Eco-Holdings, Inc., a Delaware corporation (hereinafter referred to as "Maker") promises to pay to Penn Octane Corporation, Inc., a Delaware corporation (hereinafter referred to as "POC" or "Payee") on order or demand in lawful money of the United States of America, the principal sum of NINE HUNDRED THOUSAND DOLLARS AND NO CENTS ($900,000.00), with no interest to accrue until the thirty first (31st) month from the date this Note is executed by Maker (hereinafter referred to as the "Execution Date") at which time interest will accrue at a rate of seven percent (7%), annually until the balance is paid in full; provided, however, that if the rate of interest so required hereunder exceeds the maximum rate permitted by law, the rate of interest required shall be automatically reduced to the maximum permitted by applicable law.

     1.     Payment  Schedule.  Principal  and all accrued interest shall be due
            -----------------
and  payable  as  follows:

          (a) $12,270.35 in equal monthly installments commencing the earlier of thirty one (31) months after the Execution Date or the subsequent month succeeding the month that the $300,000 promissory note executed simultaneously with this Note by the parties herein (the "$300,000 Note") has been paid in full;

          (b) the remaining principal and interest due in one lump sum due sixty one (61) months after the Execution Date.

     POC shall have sole responsibility to collect and remit to Penn Wilson CNG, Inc. (hereinafter referred to as "CNG") all moneys due to CNG, if any, in accordance with CNG's percentage ownership of the assets sold pursuant to this Note.

     In the event that Maker fails to make a designated payment, Payee agrees to provide written notice to Maker of such default and Maker shall have ten (10) days from the date of receipt of notice, as defined in section 13, to make any and all required payments due and owing to Payee pursuant to the payment schedule set forth above. If payment becomes delinquent more than ten (10) days, a late penalty shall be due in the amount of six percent (6%) of the installment payment due. Should any payment due under this Note not be paid on a timely basis, including late charges, said unpaid amount will thereafter bear interest at Bank of America prime rate plus three percent (3%), adjusted annually, from the date of delinquency forward.

     2.     Security;  Cross-Default.  This  Note is secured by (1) that certain
            ------------------------
Stock Pledge and Security Agreement (hereinafter referred to as the "Security Agreement") which includes as collateral a pledge by Ian T. Bothwell, President of Maker (hereinafter referred to as "Bothwell") of warrants to purchase shares of common stock of POC; (2) a separate pledge by Bothwell of all his personal shares of stock in Maker held by Bothwell now and in the future; and (3) a UCC-1 financing statement on all the Acquired Assets of Maker subject to the terms of the Stock Pledge and Security Agreement between the parties, as set forth in that certain Asset Acquisition Agreement and a Bill of Sale between Maker and Payee (hereinafter referred to collectively as the "Collateral"). The UCC-1 Financing Statement is attached hereto as Exhibit A and incorporated herein by
                                            ---------
this reference. Maker acknowledges and agrees that a default under the Asset Acquisition Agreement and/or the Security Agreement shall also constitute a default under this Note.

     3. Prepayment; Discount.  Maker may prepay this Note in whole or in part at
        --------------------
any time without penalty. In the event that Maker prepays, it shall be entitled to the following discount on the remaining principal to be paid hereunder:

     Paid  From  the  Execution  Date:       Discount:

     By  the  30th  month                    $260,000
              36th  month                    $220,000
              48th  month                    $160,000
              60th  month                    $100,000

     4.  Default and Acceleration.  The occurrence of any of the following shall
         ------------------------
be deemed to be an event of default (hereinafter referred to as an "Event of Default") hereunder:

          (a) Any demand for payment not paid within ten (10) days of written notice of demand by Payee pursuant to the notice provisions set forth in section 13;

          (b) Maker makes a general assignment for the benefit of creditors or otherwise becomes insolvent (however such insolvency is evidenced);

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          (c) Any petition for relief under the U.S.  Bankruptcy Code or similar state insolvency or debt moratorium statute is filed by or against Maker and is not dismissed within thirty (30) days after filing;

          (d) Any performance required under the Asset Acquisition Agreement and/or the Stock Pledge and Security Agreement which is not cured within ten
(10) days of Payee's written notice of default to Maker pursuant to the notice provisions set forth in section 13;

          (e) Any governmental authority, court, or court appointed receiver or officer takes possession and control of all or a substantial portion of the assets and business affairs of Maker, and such possession is not relinquished within ten (10) days; and

          (f) Any prolonged work stoppage, shutdown or cessation of B&A's normal and regular business operations.

     If any Event of Default shall occur for any reason whatsoever, this Note shall, at the election of Payee, become due and payable in full without need for notice, demand, or other action by Payee, and Payee may exercise all rights and remedies provided to creditors under California law.

     In the event that Maker has paid in full the $300,000 Note to Payee, prior to the thirty first (31st) month after the Execution Date, the equal monthly installments due hereunder of $12,270.35 shall be accelerated to commence on the first anniversary date of the Execution Date after a thirty (30) day period has expired following full payment of the $300,000 Note. Such monthly payments shall continue until the sixty first (61st) month after the Execution Date. The balloon payment shall be recalculated in accordance with the actual monthly payments made. All other terms and conditions shall remain in effect with regard to Paragraph 1 above.

     5.  Financial  Statements.  Maker  will  be  required to provide Payee with
         ---------------------
annual financial statements in accordance with U.S. GAAP within ninety (90) days of Maker's year end close. Such statements shall include among other information, annual net income and cumulative net income to date.

     6.  Right of First Refusal.  In the event that Payee enters an agreement to
         ----------------------
sell, assign or transfer this Note for value, Payee shall grant Maker the right of first refusal to purchase this Note from Payee under the same terms and conditions as agreed to by the third party purchaser of the Note. Maker shall notify Payee in writing within ten (10) business days of its intent to exercise this right.

     7. Amendments and Waivers.  No failure on the part of Payee to exercise any
        ----------------------
right or remedy hereunder shall operate as a waiver hereof, nor shall any single or partial exercise of any such right or remedy preclude further exercise thereof or the exercise of any other right or remedy hereunder. This Note may not be amended, or compliance with any provision hereof waived, except by a written agreement duly executed by Payee (or any successor or assign) and Maker.

     8.  Waiver  of  Presentment, Notice of Dishonor, and Protest.  Presentment,
         --------------------------------------------------------
notice of dishonor, and protest are waived by all makers, sureties, guarantors, and creditors of this Note.

     9.  Cumulative  Rights.  The  remedies of Payee as provided hereunder shall
         ------------------
be cumulative and concurrent and may be pursued successively or concurrently against Maker. The failure of Payee to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

     10.  Attorneys'  Fees.  In  the  event  of  the  bringing  of  any  action,
          ----------------
proceeding, arbitration or suit by a party hereto against another party hereunder by reason of any breach of any of the covenants, agreements, or provisions arising out of this Agreement, the prevailing party shall be entitled to recover all costs and expenses of that action or suit, or at trial, arbitration or on appeal, and in collection of judgment, including reasonable attorneys' fees, accounting, and other professional fees resulting therefrom.

     11.  Severability.  If  any  provision  of  this  Note,  or the application
          ------------
thereof, is held invalid, the remainder of this Note and the application of such provision to persons or circumstances other than those to which its application is held invalid shall not be affected thereby.

     12.  Governing  Law.  This  Note  and the legal relations between Maker and
          --------------
Payee shall be governed by and construed in accordance with the laws of the State of California.

     13.  Notices.  All  notices,  requests,  demands  or  other  communications
          --------
required or permitted under this Note shall be in writing and shall be deemed to have duly given or made on the date of service if served personally on the party to whom notice is to be given, on the date of transmission if sent by facsimile, telex, telecopier or telegraph, or on the fifth (5th) day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, properly addressed as follows:

If  to  POC:     Penn  Octane  Corporation,  Inc.
                 c/o  Jerome  Richter
                 900  Veterans  Blvd.,  Suite  240
                 Redwood  City,  California  94063

With  copy  to:  Kevin  W.  Finck
                 Attorney  at  Law
                 Two  Embarcadero  Center,  Suite  1670
                 San  Francisco,  California  94111

If  to  B&A:     B&A  Eco-Holdings,  Inc.
                 12631  Imperial  Highway
                 Suite  120A
                 Santa  Fe  Springs,  California  90670

With  copy  to:  Robert  Stemler
                 Keesal,  Young  &  Logan
                 400  Oceangate,  P.O.  Box  1730
                 Long  Beach,  California  90801-1730

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Note effective as of the date first written above.


Execution  Date:  May  ___,  1999

"Maker"

B&A  Eco-Holdings,  Inc.
a  Delaware  corporation


By:  ________________________________________
     Ian T. Bothwell
     Chief Executive Officer


By:  ________________________________________
Print Name:  _________________________________
Title:_______________________________________

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                                    EXHIBIT A
                                    ---------

                                      UCC-1



                                  Page 47 of 48
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                                  Page 48 of 48
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